UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   April 2, 2007

Centerline Holding Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-13237                                                                 13-3949418

(Commission File Number)   (IRS Employer Identification Number)

625 Madison Avenue, New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (212) 317-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 2, 2007, the board of trustees of CharterMac (the “Registrant”) amended the Registrant’s Second Amended and Restated Trust Agreement (the “Trust Agreement”) and its Fifth Amended and Restated Bylaws (the “Bylaws”) solely to change its name from “CharterMac” to “Centerline Holding Company.” Pursuant to the terms of the Trust Agreement, shareholder approval was not required for the name change. A copy of Amendment No. 4 to the Trust Agreement is attached hereto as Exhibit 3.1 and a copy of Amendment No. 1 to the Bylaws is attached hereto as Exhibit 3.2. A copy of the Certificate of Amendment to the Restated Certificate of Trust, as filed with the Secretary of State of the State of Delaware, amending the Trust Agreement is attached hereto as Exhibit 3.3.

In connection with this name change, the CUSIP number of the Registrant’s common shares was changed to 15188T 108, the CUSIP number of the Registrant’s 144A Convertible Community Reinvestment Act Preferred Shares was changed to 15188T 207, and the CUSIP number of the Registrant’s Series A Convertible Community Reinvestment Act Preferred Shares was changed to 15188T 306.

The Registrant filed a supplemental listing application with the New York Stock Exchange (the “NYSE”) to reflect the name change. The Registrant’s trading symbol “CHC” was not changed.

On April 3, 2007, the Registrant issued press releases announcing the name change and new CUSIP numbers. Copies of such press releases are filed herewith as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a).	Financial Statements
Not Applicable.
(b).	Pro Forma Financial Information
Not Applicable.
(c).	Exhibits
3.1	Amendment No. 4 to the Second Amended and Restated Trust Agreement, effective April 2, 2007 and dated March 28, 2007.
3.2	Amendment No. 1 to the Fifth Amended and Restated Bylaws of Centerline Holding Company.
3.3	Certificate of Amendment to the Restated Certificate of Trust, effective April 2, 2007 and dated March 28, 2007.
99.1	Press release, “CharterMac Introduces Its New Brand, Centerline Capital Group”, dated April 3, 2007.
99.2	Press release, “CharterMac Announces New CUSIP Number in Connection with Name Change”, dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centerline Holding Company

(Registrant)

BY:	/s/ Robert L. Levy
Robert L. Levy
Chief Financial Officer

April 6, 2007

Exhibit Index

3.1	Amendment No. 4 to the Second Amended and Restated Trust Agreement, effective April 2, 2007 and dated March 28, 2007.
3.2	Amendment No. 1 to the Fifth Amended and Restated Bylaws of Centerline Holding Company.
3.3	Certificate of Amendment to the Restated Certificate of Trust, effective April 2, 2007 and dated March 28, 2007.
99.1	Press release, “CharterMac Introduces Its New Brand, Centerline Capital Group”, dated April 3, 2007.
99.2	Press release, “CharterMac Announces New CUSIP Number in Connection with Name Change”, dated April 3, 2007.